File Nos. 33-27172
811-5719

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]

Pre-Effective Amendment No.	[-]

Post-Effective Amendment No. 14	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]

Amendment No. 14	[X]

(Check appropriate box or boxes.)

DREYFUS LIFE AND ANNUITY INDEX FUND, INC.
(D/B/A DREYFUS STOCK INDEX FUND)

(Exact Name of Registrant as Specified in Charter)

c/o The Dreyfus Corporation
200 Park Avenue, New York, New York 10166
(Address of Principal Executive Offices)(Zip Code)

Registrant's Telephone Number, including Area Code: (212) 922-6000

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

immediately upon filing pursuant to paragraph (b)

on (date) pursuant to paragraph (b)

60 days after filing pursuant to paragraph (a)(1)

X	on December 31, 2000 pursuant to paragraph (a)(1)

75 days after filing pursuant to paragraph (a)(2)

on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Dreyfus Stock Index Fund

Investing to match the performance of the S&P 500((reg.tm))

PROSPECTUS December __, 2000

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The Fund

Dreyfus Stock Index Fund

Contents

The Fund

Goal/Approach Main Risks Past Performance Expenses Management Financial Highlights Account Information Account Policies Distributions and Taxes Exchange Privilege For More Information	TITLE COVER 1 2 3 4 5 6 6 7

INFORMATION ON THE FUND'S RECENT STRATEGIES AND HOLDINGS CAN BE FOUND IN THE CURRENT ANNUAL/SEMIANNUAL REPORT. SEE BACK COVER.

Fund shares are offered only to separate accounts established by insurance companies to fund variable annuity contracts (“VA contracts”) and variable life insurance policies (“VLI policies”). Individuals may not purchase shares directly from, or place sell orders directly with, the fund. The VA contracts and VLI policies are described in the separate prospectuses issued by the participating insurance companies, over which the fund assumes no responsibility. Conflicts may arise between the interests of VA contract holders and VLI policyholders. The board of directors will monitor events to identify any material conflicts and, if such conflicts arise, determine what action, if any, should be taken.

The fund currently offers two classes of shares: Initial shares and Service shares. VA contract holders and VLI policyholders should consult the applicable prospectus of the separate account of the participating insurance company to determine which class of fund shares may be purchased by the separate account.

While the fund’s investment objective and policies may be similar to those of other funds managed by the investment advisers, the fund’s investment results may be higher or lower than, and may not be comparable to, those of the other funds.

GOAL/APPROACH

The fund seeks to match the total return of the Standard & Poor’s 500 Composite Stock Price Index. To pursue this goal, the fund generally invests in all 500 stocks in the S&P 500((reg.tm)) in proportion to their weighting in the index.

The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization, which means larger companies have greater representation in the index than smaller ones. For example, as of March 31, 2000, the fund’s 10 largest holdings represented more than 25% of its total assets, consistent with the composition of the index.

Concepts to understand

INDEX FUNDS: mutual funds that are designed to meet the performance of an underlying benchmark index. To replicate index performance, the manager uses a passive management approach and purchases all or a representative sample of the stocks comprising the benchmark index. Because the fund has expenses, performance will tend to be slightly lower than that of the target benchmark. The fund attempts to have a correlation between its performance and that of the S&P 500 Index of at least .95 before expenses. A correlation of 1.00 would mean that the fund and the index were perfectly correlated.

Standard & Poor’s((reg.tm)), S&P((reg.tm)), Standard & Poor’s 500((reg.tm)) and S&P 500((reg.tm)) are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the fund. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the fund.

MAIN RISKS

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of a shareholder’s investment in the fund will go up and down, which means that shareholders could lose money.

While the S&P 500 is comprised of the stocks of a large number of companies, market fluctuations can cause the performance of the S&P 500 to be significantly influenced by a handful of companies. Thus, the fund’s performance will be more vulnerable to changes in the market value of those companies.

Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the fund’s performance may sometimes be lower or higher than that of other types of funds, such as those emphasizing small- or mid-cap companies.

The fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance.

The correlation between fund and index performance may be affected by the fund’s expenses, changes in securities markets, changes in the composition of the index, the size of the fund’s portfolio and the timing of purchases and redemptions of fund shares.

The fund may use stock index futures as a substitute for the sale or purchase of securities. This practice could carry additional risks such as losses due to unanticipated market price movements, and could also reduce the opportunity for gain.

What this fund is -- and isn't

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. Shareholders could lose money in this fund, but shareholders also have the potential to make money.

The Fund

PAST PERFORMANCE

The bar chart and table below show some of the risks of investing in the fund. The bar chart shows the changes in the performance of the fund's Initial shares from year to year. The table compares the average annual total return of the fund's Initial shares to that of the S&P 500, a broad measure of U.S. stock market performance. Of course, past performance is no guarantee of future results. As a new class, past performance information is not available for Service shares as of the date of this prospectus. Service shares would have had annual returns substantially similar to those of Initial shares because the shares are invested in the same portfolio of securities, and the annual returns would differ only to the extent that the classes do not have the same expenses.

Year-by-year total return AS OF 12/31 EACH YEAR (%)
Initial Shares

-3.49  29.85  7.11   9.33   0.88   36.78  22.54  32.96  28.21  20.60
90     91     92     93     94     95     96     97     98     99

BEST QUARTER:                    Q4 '98                           +21.22%

WORST QUARTER:                   Q3 '90                           -13.66%

The year-to-date total return for the fund's Initial shares as of 9/30/00 was
___%.

Average annual total return AS OF 12/31/99

                             1 Year        5 Years                10 Years

Initial shares                20.60%        28.07%                 17.70%

S&P 500                       21.03%        28.54%                 18.19%

Additional costs

Performance information reflects the fund’s expenses only and does not reflect the fees and charges imposed by participating insurance companies under their VA contracts or VLI policies. Because these fees and charges will reduce total return, VA contract holders and VLI policyholders should consider them when evaluating and comparing the fund’s performance. VA contract holders and VLI policyholders should consult the prospectus for their contract or policy for more information.

EXPENSES

Investors pay certain fees and expenses in connection with the fund, which are described in the table below. Annual fund operating expenses are paid out of fund assets, so their effect is included in the fund’s share price. As with the performance information given previously, these figures do not reflect any fees or charges imposed by participating insurance companies.

Fee table

ANNUAL FUND OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS
                                         Initial       Service
                                         Shares        Shares
                                         -------       -------

Management fees                          0.25%         0.25%

Rule 12b-1 fee                           none          0.25%

Shareholder services fee                 0.00%         none

Other expenses                           0.01%         0.01%

TOTAL                                    0.26%         0.51%

Expense example

                         1 Year      3 Years       5 Years       10 Years

Initial shares

                         $27         $84           $146          $331

Service shares

                         $xxx        $xxx          $xxx          $xxx

This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether investors sold their shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the fund and assisting in all aspects of the fund's operations.

Rule 12b-1 fee:   the fee paid to the fund's distributor for distributing Service shares, for advertising and marketing related to Service shares, and for providing account service and maintenance for holders of Service shares. The distributor may pay all or part of this fee to participating insurance companies and the broker-dealer acting as principal underwriter for their variable insurance products. Because this fee is paid on an onging basis out of fund assets attributable to Service shares, over time it will increase the cost of an investment in Service shares which could be more than that payable with respect to other types of sales charges.

SHAREHOLDER SERVICES FEE: a fee of up to 0.25% paid to the fund's distributor for shareholder account service and maintenance.

OTHER EXPENSES: fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees. Other expenses for Service shares are based on other expenses for Initial shares for the past fiscal year.

MANAGEMENT

The investment adviser for the fund is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages more than $138 billion in over 160 mutual fund portfolios. For the past fiscal year, the fund paid Dreyfus an investment advisory fee at the annual rate of 0.25% of the fund’s average daily net assets. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $2.8 trillion of assets under management, administration or custody, including approximately $521 billion under management. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

Dreyfus has engaged its affiliate, Mellon Equity Associates, to serve as the fund’s index fund manager. As of September 30, 2000, Mellon Equity Associates, 500 Grant Street, Pittsburgh, Pennsylvania 15288, managed approximately $__ billion in assets and provided investment advisory services for three other investment companies.

The fund, Dreyfus, Mellon Equity Associates and Dreyfus Service Corporation (the fund’s distributor) each have adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code’s preclearance and disclosure procedures. Its primary purpose is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.

The Fund

FINANCIAL HIGHLIGHTS

This table describes the performance of the fund's Initial shares for the fiscal periods indicated. “Total return” shows how much an investment in the fund would have increased (or decreased) during each period, assuming the investor had reinvested all dividends and distributions. These figures (other than those for the six-month period ended June 30, 2000) have been independently audited by PricewaterhouseCoopers LLP, whose report, along with the fund’s financial statements, is included in the annual report. Keep in mind that fees and charges imposed by participating insurance companies, which are not reflected in the table, would reduce the investment returns that are shown. Since Service shares are new, financial highlights information is unavailable for that class as of the date of this prospectus.

                                              (UNAUDITED)
                                              SIX MONTHS
                                             ENDED JUNE 30,                        YEAR ENDED DECEMBER 31,
INITIAL SHARES                                   2000      1999       1998      1997      1996     1995

 PER-SHARE DATA ($)

 Net asset value, beginning of period           38.45      32.52      25.75     20.28     17.20    12.94

 Investment operations:  Investment
                         income -- net          .25(1)     .40(1)     .37       .37       .39        .33

                         Net realized and
                         unrealized gain (loss)
                         on investments          (.46)      6.24       6.85      6.26      3.43     4.39

 Total from investment operations                (.21)      6.64       7.22      6.63      3.82     4.72

 Distributions:          Dividends from
                         investment income --
                         net                     (.18)      (.38)      (.38)     (.37)     (.39)    (.33)

                         Dividends from net
                         realized gain on
                         investments             (.04)      (.33)      (.07)     (.79)     (.35)    (.13)

 Total distributions                             (.22)      (.71)      (.45)    (1.16)     (.74)    (.46)

 Net asset value, end of period                 38.02      38.45      32.52     25.75     20.28    17.20

 Total return (%)                                (.55)(2)  20.60      28.21     32.96     22.54    36.78

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)      .13(2)     .26        .26       .28       .30      .39

 Ratio of net investment income to average
 net assets(%)                                    .66(2)    1.13       1.35      1.66      2.24     2.38

 Decrease reflected in above expense ratios
 due to actions by Dreyfus (%)                      --      --         --        --        --        .03

 Portfolio turnover rate (%)                     2.06(2)    2.64       2.40      3.53     10.92    11.95

 Net assets, end of period ($ x 1000)          5,474,501  5,229,706 3,440,542 1,868,672 813,959  312,686

(1)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(2)  NOT ANNUALIZED.

Account Information

ACCOUNT POLICIES

Buying/Selling shares

Fund shares may be purchased or sold (redeemed) by separate accounts of participating insurance companies. VA contract holders and VLI policyholders should consult the prospectus of the separate account of the participating insurance company for more information about buying or selling fund shares.

The price for fund shares is the NAV of each class, which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) every day the exchange is open. Purchase and sale orders from separate accounts received in proper form by the participating insurance company on a given business day are priced at the NAV calculated on such day, provided that the orders are received by the fund in proper form on the next business day. The participating insurance company is responsible for properly transmitting purchase and sale orders.

The fund’s investments are generally valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the board of directors.

To maximize the fund’s ability to track the S&P 500 Index, shareholders are urged to transmit redemption requests so that they may be received by the fund or its authorized agent prior to 12:00 noon Eastern time on the day the shareholder wants the request to be effective.

DISTRIBUTIONS AND TAXES

The fund usually pays dividends from its net investment income quarterly, and distributes any net capital gains it has realized once a year.

Each share class will generate a different dividend because each has different expenses. Distributions will be reinvested in the fund unless it is instructed otherwise by a participating insurance company.

Since the fund’s shareholders are the participating insurance companies and their separate accounts, the tax treatment of dividends and distributions will depend on the tax status of the participating insurance company. Accordingly, no discussion is included as to the federal income tax consequences to VA contract holders or VLI policyholders. For this information, VA contract holders and VLI policyholders should consult the prospectus of the separate account of the participating insurance company or their tax advisers.

Participating insurance companies should consult their tax advisers about federal, state and local tax consequences.

Who the shareholders are

The participating insurance companies and their separate accounts are the shareholders of the fund. From time to time, a shareholder may own a substantial number of fund shares. The sale of a large number of shares could hurt the fund’s net asset value per share (NAV).

EXCHANGE PRIVILEGE

Shareholders can exchange shares of a class for shares of the same class of any other fund or portfolio managed by Dreyfus that is offered only to separate accounts established by insurance companies to fund VA contracts and VLI policies, or into shares of any such fund or portfolio offered without a separate class designation, or which makes available only one class, subject to the terms and conditions relating to exchanges of the applicable insurance company prospectus. Owners of VA contracts or VLI policies should refer to the applicable insurance company prospectus for more information on exchanging fund shares.

Account Information

For More Information

Dreyfus Stock Index Fund
(incorporated under the name Dreyfus Life and Annuity Index Fund, Inc.)
SEC file number: 811-5719

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund’s performance, lists portfolio holdings and contains a letter from the fund manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund’s performance during the last fiscal year.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL Write to:

The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
Attn: Institutional Servicing

ON THE INTERNET Text-only versions of certain fund documents can be viewed online or downloaded from: http://www.sec.gov

You can also obtain copies by visiting the SEC’s Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or, after paying a duplicating fee, by E-mail request to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102.

(c) 2000 Dreyfus Service Corporation

763P0500

DREYFUS STOCK INDEX FUND
STATEMENT OF ADDITIONAL INFORMATION
DECEMBER ___, 2000

           This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus Stock Index Fund (the "Fund"), dated December ___, 2000, as it may be revised from time to time. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call (516) 338-3300:

           Fund shares are offered only to variable annuity and variable life insurance separate accounts established by insurance companies ("Participating Insurance Companies") to fund variable annuity contracts ("VA contracts"), variable life insurance policies ("VLI policies") (VA contracts and VLI policies are referred to collectively herein as the "Policies"), and qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (collectively, "Eligible Plans") outside the separate account context. The Policies are described in the separate prospectuses issued by the Participating Insurance Companies.

           The Fund currently offers two classes of shares: Initial shares and Service shares. VA contract holders and VLI policy holders should consult the applicable prospectus of the separate account of the Participating Insurance Company to determine which class of Fund shares may be purchased by the separate account.

           The Fund's most recent Annual Report and Semi-Annual Report to Shareholders are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.

TABLE OF CONTENTS

Description of the Fund
Management of the Fund
Management Arrangements
How to Buy Shares
Shareholder Services Plan (Initial Shares Only)
Distribution Plan (Service Shares Only)
How to Redeem Shares
Exchange Privilege
Determination of Net Asset Value
Dividends, Distributions and Taxes
Portfolio Transactions
Performance Information
Information About the Fund
Counsel and Independent Accountants
Appendix
Page B-2 B-8 B-11 B-14 B-15 B-16 B-16 B-18 B-17 B-17 B-19 B-20 B-21 B-22 B-23

DESCRIPTION OF THE FUND

           The Fund is a Maryland corporation formed on January 24, 1989 that commenced operations on September 29, 1989. On May 1, 1994, the Fund, which is incorporated under the name Dreyfus Life and Annuity Index Fund, Inc., began operating under the name Dreyfus Stock Index Fund.

           The Dreyfus Corporation ("Dreyfus") serves as the Fund's manager. Dreyfus has engaged its affiliate, Mellon Equity Associates ("Mellon Equity"), to serve as the Fund's index fund manager and provide day-to-day management of the Fund's investments. Dreyfus and Mellon Equity are referred to collectively as the "Advisers."

           Dreyfus Service Corporation (the "Distributor") serves as the distributor of the Fund's shares.

Certain Portfolio Securities

           The following information supplements and should be read in conjunction with the Fund's Prospectus. When the Fund has cash reserves, it may invest in the securities described below.

           U.S. Government Securities. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations from the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support for such U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.

           Repurchase Agreements. In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The Fund's custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund will enter into repurchase agreements only with domestic banks with total assets in excess of $1 billion, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Fund may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price.

           Bank Obligations. The Fund may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers.

           Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

           Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.

           Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instruments upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

           Commercial Paper. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Fund will consist only of direct obligations which, at the time of their purchase, are (a) rated at least Prime-1 by Moody's Investors Service, Inc. ("Moody's") or A-1 by Standard & Poor's Ratings Group ("S&P"), (b) issued by companies having an outstanding unsecured debt issue currently rated at least Aa by Moody's or at least AA- by S&P, or (c) if unrated, determined by the Advisers to be of comparable quality to those rated obligations which may be purchased by the Fund.

Investment Techniques

           The following information supplements and should be read in conjunction with the Fund's Prospectus.

           General. The Fund will attempt to achieve a correlation between the performance of its portfolio and that of the Standard & Poor's 500 Composite Stock Price Index (the "Index") of at least 0.95, without taking into account expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Fund's net asset value, including the value of its dividends and capital gains distributions, increases or decreases in exact proportion to changes in the Index. The Fund's ability to correlate its performance with the Index, however, may be affected by, among other things, changes in securities markets, the manner in which the Index is calculated by S&P and the timing of purchases and redemptions. In the future, the Fund's Board, subject to the approval of shareholders, may select another index if such a standard of comparison is deemed to be more representative of the performance of common stocks.

           The Fund's ability to duplicate the performance of the Index also depends to some extent on the size of the Fund's portfolio and the size of cash flows into and out of the Fund. Investment changes to accommodate these cash flows are made to maintain the similarity of the Fund's portfolio to the Index to the maximum practicable extent.

           Borrowing Money. The Fund is permitted to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 5% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made.

           Lending Portfolio Securities. The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Fund an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 30% of the value of the Fund's total assets, and the Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Fund at any time upon specified notice. The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund. In connection with its securities lending transactions, the Fund may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.,/P>

           Derivatives. The Fund may invest in derivatives in anticipation of taking a market position when, in the opinion of the Advisers, available cash balances do not permit an economically efficient trade in the cash market. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.

           Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund's performance.

           If the Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. The Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

           Although the Fund will not be a commodity pool, certain derivatives subject the Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in such derivatives. The Fund may invest in stock index futures contracts for hedging purposes without limit. However, the Fund may not invest in such contracts for other purposes if the sum of the amount of initial margin deposits, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts.

Stock Index Futures. The derivatives the Fund may use include stock index futures. A stock index future obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract’s last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day. The Fund purchases and sells futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

           Using futures in anticipation of market transactions involves certain risks. Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. In addition, the price of stock index futures may not correlate perfectly with the movement in the stock index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends still may not result in a successful hedging transaction.

           In connection with its futures transactions, the Fund may be required to segregate permissible liquid assets in an amount equal to the market value of the underlying commodity less any amount deposited as margin.

Investment Considerations and Risks

           Foreign Securities. Since the stocks of some foreign issuers are included in the Index, the Fund's portfolio may contain securities of such foreign issuers which may subject the Fund to additional investment risks with respect to those securities that are different in some respects from those incurred by a fund which invests only in securities of domestic issuers. Such risks include possible adverse political and economic developments, seizure or nationalization of foreign deposits or adoption of governmental restrictions which might adversely affect or restrict the payment of principle and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.

           Simultaneous Investments. Investment decisions for the Fund are made independently from those of the other investment companies or accounts advised by Dreyfus or Mellon Equity. If, however, such other investment companies or accounts desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

Investment Restrictions

           The Fund's investment objective is a fundamental policy, which cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund's outstanding voting shares. In addition, the Fund has adopted the following investment restrictions as fundamental policies. The Fund may not:

           1.       Purchase securities of any company having less than three years' continuous operations (including operations of any predecessors) if such purchase would cause the value of the Fund's investments in all such companies to exceed 5% of the value of its total assets.

           2.      Purchase securities of closed-end investment companies, except (a) in the open market where no commission other than the ordinary broker's commission is paid, which purchases are limited to a maximum of (i) 3% of the total outstanding voting stock of any one closed-end investment company, (ii) 5% of the Fund's net assets with respect to the securities issued by any one closed-end investment company and (iii) 10% of the Fund's net assets in the aggregate, or (b) those received as part of a merger or consolidation. The Fund may not purchase the securities of open-end investment companies other than itself.

           3.      Invest in commodities, except that the Fund may invest in futures contracts as described in the Prospectus and Statement of Additional Information.

           4.      Purchase, hold or deal in real estate, or oil and gas interests, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

           5.      Borrow money or pledge, mortgage or hypothecate its assets, except as described in the Fund's Prospectus and the Statement of Additional Information and in connection with entering into futures contracts. Collateral arrangements with respect to initial or variation margin for futures contracts will not be deemed to be pledges of the Fund's assets.

           6.       Lend any funds or other assets, except through the purchase of debt securities, bankers' acceptances and commercial paper of corporations and other entities. However, the Fund may lend its portfolio securities in an amount not to exceed 30% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board.

           7.      Act as an underwriter of securities of other issuers or purchase securities subject to restrictions on disposition under the Securities Act of 1933 (so-called "restricted securities"). The Fund may not enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are not readily marketable, if, in the aggregate, more than 10% of the value of the Fund's net assets would be so invested. The Fund will not enter into time deposits maturing in more than seven days and time deposits maturing from two businesses through seven calendar days will not exceed 10% of the Fund's total assets.

           8.      Invest in the securities of a company for the purpose of exercising management or control, but the Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

           9.      Purchase, sell or write puts, calls or combinations thereof.

           10.      Invest more than 25% of its assets in investments in any particular industry or industries (including banking), except to the extent the Index also is so concentrated, provided that, when the Fund has adopted a temporary defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

           In addition to the investment restrictions adopted as fundamental policies set forth above, the Fund operates with certain non-fundamental policies which may be changed by vote of a majority of the Board members at any time. The Fund may not: (i) engage in arbitrage transactions, (ii) purchase warrants (other than those acquired by the Fund in units or attached to securities), (iii) sell securities short, but reserves the right to sell securities short against the box, and (iv) invest more than 10% of its total assets in the securities of any single issuer or invest in more than 10% of the voting securities of any single issuer. In addition, the Fund intends to: (i) comply with the diversification requirements under Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) comply in all material respects with relevant insurance laws and regulations applicable to investments of separate accounts of Participating Insurance Companies.

           If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

MANAGEMENT OF THE FUND

           The Fund's Board is responsible for the management and supervision of the Fund. The Board approves all significant agreements between the Fund and those companies that furnish services to the Fund. These companies are as follows:

The Dreyfus Corporation Dreyfus Service Corporation Dreyfus Transfer, Inc Boston Safe Deposit and Trust Company	Investment Adviser Distributor Transfer Agent Custodian

           Board members and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below.

Board Members of the Fund

JOSEPH S. DiMARTINO, Chairman of the Board. Since January 1995, Chairman of the Board of
various funds in the Dreyfus Family of Funds. He also is a director of The Muscular Dystrophy Association, HealthPlan Services Corporation, a provider of marketing, administrative and risk management services to health and other benefit programs, Carlyle Industries, Inc. (formerly, Belding Heminway, Inc.), a button packager and distributor, Century Business Services, Inc. (formerly, International Alliance Services, Inc.), a provider of various outsourcing functions for small and medium sized companies, The Newark Group, a privately held company providing a national network of paper recovery facilities, paperboard mills and paperboard converting plants, and QuikCAT.com, Inc., a private company engaged in the development of high speed movement, routing, storing and encryption of data across cable, wireless and all other modes of data transport. For more than five years prior to January 1995, he was President, a director and, until August 1994, Chief Operating Officer of the Manager and Executive Vice President and a director of the Distributor. From August 1994 until December 31, 1994, he was a director of Mellon Financial Corporation. He is 57 years old and his address is 200 Park Avenue, New York, New York 10166.

DAVID P. FELDMAN, Board Member. Director of several mutual funds in the 59 Wall Street Mutual
Funds Group and of the Jeffrey Company, a private investment company. He was employed by AT&T from July 1961 to his retirement in April 1997, most recently serving as Chairman and Chief Executive Officer of AT&T Investment Management Corporation. He is 60 years old and his address is 3 Tall Oaks Drive, Warren, New Jersey 07059.

EHUD HOUMINER, Board Member. Professor and Executive-in-Residence at the Columbia Business
School, Columbia University. Since January 1996, Principal of Lear, Yavitz and Associates, a management consulting firm. He also is a director of Avnet Inc. and Super Sol Limited. He is 59 years old and his address is c/o Columbia Business School, Columbia University, Uris Hall, Room 526, New York, New York 10027.

GLORIA MESSINGER, Board Member. From 1981 to 1993, Managing Director and Chief
Executive Officer of ASCAP (American Society of Composers, Authors and Publishers). She is a member of the Board of Directors of the Yale Law School Fund and Theater for a New Audience, Inc., and was Secretary of the ASCAP Foundation and served as a Trustee of the Copyright Society of the United States. She is also a member of numerous professional and civic organizations. She is 70 years old and her address is 747 Third Avenue, 11th Floor, New York, New York 10017.

JOHN SZARKOWSKI, Board Member. Director Emeritus of Photography at The Museum
of Modern Art. Consultant in Photography. He is 74 years old and his address is Bristol Road, Box 221, East Chatham, New York 12060.

ANNE WEXLER, Board Member. Chairman of the Wexler Group, consultants specializing in government relations and public affairs. She is also a director of Wilshire Mutual Funds, Comcast Corporation, The New England Electric System, and a member of the Council of Foreign Relations, the National Park Foundation. She is 69 years old and her address is c/o The Wexler Group, 1317 F Street, N.W., Suite 600, Washington, D.C. 20004.

           The Fund has a standing nominating committee comprised of its Board members who are not "interested persons" of the Fund, as defined in the 1940 Act. The function of the nominating committee is to select and nominate all candidates who are not "interested persons" of the Fund for election to the Fund's Board.

           Currently, the Fund pays its Directors its allocated portion of an annual retainer of $25,000 and a fee of $4,000 per meeting ($500 per telephone meeting) attended for the Fund and three other funds in the Dreyfus Family of Funds, and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members, if any, are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Board member by the Fund and by all other funds in the Dreyfus Family of Funds for which such person was a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation*) for the fiscal year ended December 31, 1999, pursuant to the compensation schedule then in effect were as follows:

                                                   Total Compensation
                               Aggregate              From Fund and
Name of Board               Compensation From         Fund Complex
   Member                        Fund**            Paid to Board Member
-------------              -------------------      ----------------------

Joseph S. DiMartino                $5,625             $642,177 (189)

David P. Feldman                   $4,500             $118,875 (56)

John M. Fraser, Jr****.            $4,500               $78,000 (41)

Ehud Houminer                      $4,500               $61,000 (20)

Gloria Messinger                   $4,500               $23,500 (13)

Jack R. Meyer***                   $3,000                 $5,625 (13)

John Szarkowski                    $4,500               $23,500 (13)

Anne Wexler                        $4,500               $59,125 (28)

----------------------------
   *     Represents the number of separate portfolios comprising the investment companies in the Fund complex, including the Fund, for which the Board member serves.
  **     Amount does not include reimbursed expenses for attending Board meetings, which amounted to $9,009 for all Board members as a group.
***      Retired as of March 31, 1999.
****     Director Emeritus as of May 24, 2000.

Officers of the Fund

STEPHEN E. CANTER, President. President, Chief Operating Officer, Chief Investment Officer and a director of Dreyfus, and an officer of other investment companies advised and administered by Dreyfus. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 55 years old.

MARK N. JACOBS, Vice President. Vice President, General Counsel and Secretary of Dreyfus, and an officer of other investment companies advised and administered by Dreyfus. He is 54 years old.

JOSEPH CONNOLLY, Vice President and Treasurer. Director - Mutual Fund Accounting of Dreyfus, and an
officer of other investment companies advised and administered by Dreyfus. He is 43 years old.

MICHAEL A. ROSENBERG, Secretary. Associate General Counsel of Dreyfus, and an officer of other investment companies advised and administered by Dreyfus. He is 40 years old.

STEVEN F. NEWMAN, Assistant Secretary. Associate General Counsel and Assistant Secretary of Dreyfus,
and an officer of other investment companies advised and administered by Dreyfus. He is 51 years old.

JAMES WINDELS, Assistant Treasurer. Senior Treasury Manager of Dreyfus, and an officer of other investment companies advised and administered by Dreyfus. He is 42 years old.

           The address of each Fund officer is 200 Park Avenue, New York, NY 10166.

           The Fund's Board members and officers, as a group, owned less than 1% of the Fund's shares outstanding on December ___, 2000.

           The following separate accounts are known by the Fund to own of record 5% or more of the Fund's voting securities outstanding on December ___, 2000: Nationwide Variable Account II, CO 47, c/o IPO, P.O. Box 182029, Columbus, OH 43218-2029--37.7360%; Nationwide Life Insurance Company, NWVA-9, c/o IPO Portfolio Accounting, PO Box 182029, Columbus, OH 43218-2029 - 19.1204%; Travelers Fund U, One Tower Square, 5MS Bob Iagrossi, Hartford, CT 06183--12.3717%; and Transamerica Occidental Life Insurance Company, Separate Account VA-2L, Accounting Department, P.O. Box 33849, Charlotte, NC 28233-3849 - 5.1130%. A shareholder that owns, directly or indirectly, 25% or more of the Fund's voting securities may be deemed to be a "control person" (as defined in the 1940 Act) of the Fund.

MANAGEMENT ARRANGEMENTS

           Manager. Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon"). Mellon is a global multibank financial holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty largest bank holding companies in the United States based on total assets.

           The Manager provides management services pursuant to the Management Agreement (the "Management Agreement") between the Fund and Dreyfus. The Management Agreement is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or Dreyfus by vote cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the Fund's shares, or, upon not less than 90 days' notice, by the Manager. The Management Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

           The following persons are officers and/or directors of Dreyfus: Christopher M. Condron, Chairman of the Board and Chief Executive Officer; Stephen E. Canter, President, Chief Operating Officer, Chief Investment Officer and a director; Thomas F. Eggers, Vice Chairman-Institutional and a director; Lawrence S. Kash, Vice Chairman; J. David Officer, Vice Chairman and a director; Ronald P. O'Hanley III, Vice Chairman; William T. Sandalls, Jr., Executive Vice President; Stephen R. Byers, Senior Vice President; Patrice Kozlowski, Senior Vice-President-Corporate Communications; Mark N. Jacobs, Vice President, General Counsel and Secretary; Diane P. Durnin, Vice President-Product Development; Mary Beth Leibig, Vice President-Human Resources; Ray Van Cott, Vice President-Information Systems; Theodore A. Schachar, Vice President-Tax; Wendy Strutt, Vice President; William H. Maresca, Controller; James Bitetto, Assistant Secretary; Steven F. Newman, Assistant Secretary; and Mandell L. Berman, Burton C. Borgelt, Steven G. Elliott, Martin G. McGuinn, Richard W. Sabo and Richard F. Syron, directors.

           Dreyfus's Code of Ethics subjects its employees' personal securities transactions to various restrictions to ensure that such trading does not disadvantage any fund advised by Dreyfus. In that regard, portfolio managers and other investment personnel of Dreyfus must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics and are also subject to the oversight of Mellon's Investment Ethics Committee. Portfolio managers and other investment personnel who comply with the Code of Ethics preclearance and disclosure procedures and the requirements of the Committee, may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

           Dreyfus maintains office facilities on behalf of the Fund, and furnishes the Fund statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. Dreyfus also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

           Index Fund Manager. Mellon Equity provides investment advisory assistance and day-to-day management of the Fund's investments pursuant to the Index Management Agreement (the "Index Management Agreement") between Mellon Equity and Dreyfus. The Index Management Agreement is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Fund's Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or Mellon Equity, by vote cast in person at a meeting called for the purpose of voting on such approval. The Index Management Agreement is terminable without penalty (i) by Dreyfus on 60 days' notice, (ii) by the Fund's Board or by vote of the holders of a majority of the Fund's shares on 60 days' notice, or (iii) by Mellon Equity on not less than 90 days' notice. The Index Management Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement for any reason.

          The following persons are executive officers and/or directors of Mellon Equity: Phillip R. Roberts, Chairman of the Board; William P. Rydell, President and Chief Executive Officer; and W. Keith Smith, Director.

           Mellon Equity provides day-to-day management of the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of Dreyfus and approval of the Fund's Board. Mellon Equity has agreed to pay for the custody services provided to the Fund by Boston Safe Deposit and Trust Company.

           Expenses. All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by Dreyfus and/or Mellon Equity. The expenses borne by the Fund include: taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of Dreyfus or Mellon Equity or any of their affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining the Fund's existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholder's reports and meetings, and any extraordinary expenses. In addition, the Fund's Initial shares are subject to an annual shareholder services fee (see "Shareholder Services Plan (Initial Shares Only)") and the Fund's Service shares are subject to an annual distribution fee (see "Distribution Plan (Service Shares Only)").

          As compensation for Dreyfus' services, the Fund has agreed to pay Dreyfus a monthly fee at the annual rate of 0.245% of the value of the Fund's average daily net assets. As compensation for Mellon Equity's services, Dreyfus has agreed to pay Mellon Equity a monthly fee at the annual rate of 0.095% of the value of the Fund's average daily net assets. All fees and expenses are accrued daily and deducted before declaration of dividends to shareholders. For the fiscal years ended December 31, 1997, 1998 and 1999, the Fund paid Dreyfus management fees of $3,357,626, $6,318,869 and $10,577,826, respectively, and Dreyfus paid Mellon Equity index management fees of $1,301,554, $1,805,391 and $3,022,236, respectively.

           Dreyfus (and to a limited extent, Mellon Equity) have agreed that if in any fiscal year the aggregate expenses of the Fund (including fees pursuant to the Management Agreement, but excluding taxes, brokerage, interest on borrowings and, with the prior written consent of the necessary state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from the fees to be paid to Dreyfus, and Dreyfus may deduct from the fees paid to Mellon Equity or Dreyfus and Mellon Equity will bear, such excess expense in proportion to their management fee and index management fee, to the extent required by state law. Such deduction or payment, if any, will be estimated daily and reconciled and effected or paid, as the case may be, on a monthly basis.

          The aggregate fees payable to Dreyfus and Mellon Equity is not subject to reduction as the value of the Fund's net assets increases.

           Distributor. The Distributor, a wholly-owned subsidiary of Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as the Fund's distributor on a best efforts basis pursuant to an agreement which is renewable annually.

           Transfer and Dividend Disbursing Agent and Custodian. Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of Dreyfus, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses. Dreyfus pays the Fund's transfer agency fees.

           Boston Safe Deposit and Trust Company (the "Custodian"), an indirect subsidiary of Mellon, One Boston Place, Boston, Massachusetts 02108, is the Fund's custodian. Under a custody agreement with the Fund, the Custodian holds the Fund's securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee based on the market value of the Fund's domestic assets held in custody and receives certain securities transactions charges. The Custodian's fees for its services to the Fund are paid by Mellon Equity.

HOW TO BUY SHARES

          The Fund offers two classes of shares - Initial shares and Service shares. The classes are identical, except as to the expenses borne by each class which may affect performance. See "Shareholder Services Plan (Initial Shares Only)" and "Distribution Plan (Service Shares Only)." Individuals may not place purchase orders directly with the Fund. Individuals should consult a Participating Insurance Company, the administrator of an Eligible Plan or a financial intermediary for information on the purchase of Portfolio shares.

           Separate accounts of the Participating Insurance Companies place orders based on, among other things, the amount of premium payments to be invested pursuant to VA contracts and VLI policies. See the prospectus of the separate account of the applicable Participating Insurance Company for more information on the purchase of Fund shares and with respect to the availability for investment in separate classes of the Fund. The Fund does not issue share certificates.

          If an order is received by the Fund or its authorized agent by the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time) on a business day, Fund shares will be purchased at the net asset value determined as of such close of trading on the day the order is received. Otherwise, Fund shares will be purchased at the net asset value determined as of the close of trading on the floor of the New York Stock Exchange on the next business day.

          Fund shares are sold on a continuous basis. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange on each day the New York Stock Exchange is open for business. For purposes of determining net asset value, futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share is computed by dividing the value of the Fund's net assets (i.e., the value of its assets less liabilities) by the total number of shares outstanding. The Fund's investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Fund's Board. For further information regarding the methods employed in valuing the Fund's investments, see "Determination of Net Asset Value."

SHAREHOLDER SERVICES PLAN
(INITIAL SHARES ONLY)

          The Fund has adopted a Shareholder Services Plan for its Initial Shares pursuant to which the Fund reimburses the Distributor, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25% of the value of the Fund's average daily net assets for certain allocated expenses with respect to servicing and/or maintaining shareholder accounts.

          A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Fund's Board for its review. In addition, the Shareholder Services Plan provides that material amendments of the Plan must be approved by the Fund's Board and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Shareholder Services Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Plan. The Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Shareholder Services Plan.

          For the fiscal year ended December 31, 1999, the Fund paid $4,760 under the Plan.

DISTRIBUTION PLAN
(SERVICE SHARES ONLY)

          The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the "Rule") for its Service shares. The Rule provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Board has adopted a separate plan (the "Distribution Plan") with respect to the Fund's Service shares pursuant to which the Fund pays the Distributor at an annual rate of .25% of the value of the average daily net assets of the Fund's Service shares for distributing Service shares, for advertising and marketing related to Service shares and for servicing and/or maintaining accounts of Service Class shareholders. Under the Distribution Plan, with respect to Service shares, the Distributor may make payments to Participating Insurance Companies, brokers and dealers in respect to these services. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. The Board believes that there is a reasonable likelihood that the Fund's Distribution Plan will benefit the Fund and the holders o its Service shares.

          A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Fund's Board for its review. In addition, the Distribution Plan provides that it may not be amended to increase materially the costs which holders of Service shares may bear pursuant to the Distribution Plan without the approval of the holders of such Class of shares and that other material amendments of the Distribution Plan must be approved by the Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Distribution Plan is subject to annual approval by such vote of its Board members cast in person at a meeting called for the purpose of voting on the Distribution Plan. The Distribution Plan may be terminated at any time as to the Service Class of shares by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan or by vote of the holders of a majority of such Class of shares.

          No payments were made pursuant to the Distribution Plan for the fiscal year ended December 31, 1999, since neither Service shares nor the Distribution Plan were in existence during that time period.

HOW TO REDEEM SHARES

           General. Fund shares may be redeemed at any time by the separate accounts of the Participating Insurance Companies or by Eligible Plans. Individuals may not place redemption orders directly with the Fund. When the Fund or its authorized agent receives a request in proper form by the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), the Fund will redeem the shares at the net asset value determined as of the close of such trading on the day the request is received. To maximize the Fund's ability to track the Index, shareholders are urged to transmit redemption requests so that they may be received by the Fund or its agent prior to 12:00 noon, New York time, on the day upon which separate accounts of Participating Insurance Companies want their redemption requests to be effective. The value of the shares redeemed may be more or less than their original cost, depending on the Fund's then-current net asset value. No charges are imposed by the Fund when shares are redeemed.

          The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission.

           Should any conflict between VA contract and VLI policy holders or Eligible Plan participants arise which would require that a substantial amount of assets be withdrawn from the Fund, orderly portfolio management could be disrupted to the potential detriment of shareholders.

           Redemption Commitment. The Fund has committed to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Fund's Board reserves the right to make payments in whole or part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sold such securities, brokerage charges would be incurred.

           Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.

EXCHANGE PRIVILEGE

           Investors can exchange shares of a class for shares of the same class of any other fund or portfolio managed by the Manager that is offered only to separate accounts established by Participating Insurance Companies to fund VA contracts and VLI policies, into shares of any such fund or portfolio offered without a separate class designation, or into shares of a different class of any such fund or portfolio but only if that other class is the only class offered by the fund or portfolio, subject to the terms and conditions relating to exchanges of the applicable Participating Insurance Company prospectus. Owners of VA contracts or VLI policies should refer to the applicable Participating Insurance Company prospectus for more information on exchanging Fund shares. The Fund reserves the right to modify or discontinue its exchange program at tan time upon 60 days' notice to the Participating Insurance Company.

DETERMINATION OF NET ASSET VALUE

           Valuation of Portfolio Securities. The Fund's portfolio securities are valued at the last sale price on the securities exchange or national securities market on which such securities are primarily traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Fund's Board. Expenses and fees, including the management fees (reduced by the expense limitation, if any), and fees pursuant to the Shareholder Service Plan, wit respect to the Fund's Initial shares, and Distribution Plan, with respect to the Fund's Service shares, are accrued daily and taken into account for the purpose of determining the net asset value of Fund shares.

          New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

DIVIDENDS, DISTRIBUTIONS AND TAXES

           Management of the Fund believes that the Fund has qualified for its most recent fiscal year as a "regulated investment company" under the Code. The Fund intends to continue to so qualify so long as such qualification is in the best interests of its shareholders. Qualification as a regulated investment company relieves the Fund from any liability for Federal income taxes to the extent its earnings are distributed in accordance with the applicable provisions of the Code. To qualify as a regulated investment company, the Fund must distribute at least 90% of its net income (consisting of net investment income and net short-term capital gain) to its shareholders and meet certain asset diversification and other requirements. If the Fund does not qualify as a "regulated investment company," it would be subject to the general rules governing the Federal income taxation of corporations under the Code. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

           Section 817(h) of the Code requires that the investments of a segregated asset account of an insurance company be "adequately diversified" as provided therein or in accordance with U.S. Treasury Regulations, in order for the account to serve as the basis for VA contracts or VLI policies. Section 817(h) and the U.S. Treasury Regulations issued thereunder provide the manner in which a segregated asset account will treat investments in a regulated investment company for purposes of the diversification requirements. If the Fund satisfies certain conditions, a segregated asset account owning shares of the Fund will be treated as owning multiple investments consisting of the account's proportionate share of each of the assets of the Fund. The Fund intends to satisfy these conditions so that the shares of the Fund owned by a segregated asset account of a Participating Insurance Company will be treated as multiple investments. Further, the Fund intends to satisfy the diversification standards prescribed Section 817(h) for segregated accounts. By meeting these and other requirements, the Participating Insurance Companies, rather than VA contract holders or VLI policy holders, should be subject to tax on distributions received with respect to Fund shares. The tax treatment on distributions made to a Participating Insurance Company will depend on the Participating Insurance Company's tax status.

          If, however, the Fund were not to satisfy these conditions, a segregated asset account of a Participating Insurance Company owning shares of the Fund would be required to treat such shares as a single investment asset (and, accordingly, would not be able to treat its proportionate interest in the Fund's assets as being directly owned) for purposes of determining whether the segregated asset account is "adequately diversified" within the meaning of Section 817(h) of the Code. This, in turn, would make it more difficult for any such segregated asset account to satisfy the diversification standards of the Code. If a segregated asset account is not adequately diversified, it may not serve as the basis for VA contracts or VLI policies.

          The Fund will not report dividends paid to Eligible Plans to the Internal Revenue Service ("IRS"). Generally, distributions from Eligible Plans, except those representing returns of non-deductible contributions thereto, will be taxable as ordinary income and, if made prior to the time the participant reaches age 59-1/2, generally will be subject to an additional tax equal to 10% of the taxable portion of the distribution. If the distribution from an Eligible Plan (other than certain governmental or church plans) for any taxable year following the year in which the participant reaches age 70-1/2 is less than the "minimum required distribution" for that taxable year, an excise tax equal to 50% of the deficiency may be imposed by the IRS. (In some cases, minimum required distributions need not commence until the participant retires, if later.) The administrator, trustee or custodian of such a Plan will be responsible for reporting distributions from the Plan to the IRS. Participants in Eligible Plans will receive a disclosure statement describing the consequences of a distribution from the Plan from the administrator, trustee or custodian of the Plan prior to receiving the distribution. Moreover, certain contributions to an Eligible Plan in excess of the amounts permitted by law may be subject to an excise tax. For more information concerning the Federal income tax consequences, Policy owners should refer to the prospectus for their contracts or policies and Eligible Plan participants should consult the Plan's administrator or trustee.

           Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. In addition, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258. "Conversion transactions" are defined to include certain forward, futures, option and "straddle" transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

           Under Section 1256 of the Code, gain or loss realized by the Fund from certain financial futures transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon the exercise or lapse of such futures as well as from closing transactions. In addition, any such futures remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Fund characterized in the manner described above.

           Offsetting positions held by the Fund involving futures may constitute "straddles." Straddles are defined to include "offsetting positions" in actively traded personal property. The tax treatment of straddles is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, overrides or modifies the provisions of Section 1256. As such, all or a portion of any short-or long-term capital gain from certain "straddle" and/or conversion transactions may be recharacterized to ordinary income.

          If a Fund were treated as entering into straddles by reason of its futures transactions, such straddles could be characterized as "mixed straddles" if the futures transactions comprising such straddles were governed by Section 1256 of the Code. The Fund may make one or more elections with respect to "mixed straddles. Depending upon which election is made, if any, the results to the Fund may differ. If no election is made, to the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be recharacterized as short-term capital gain or ordinary income.

          If the Fund either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests ("appreciated financial position") and enters into a short sale, futures or forward contract, offsetting notional principal contract or other transaction described in Treasury regulations to be issued in the future (collectively, a "Contract") respecting the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund enters into the financial position or acquires the property, respectively.

PORTFOLIO TRANSACTIONS

           Dreyfus assumes general supervision over placing orders on behalf of the Fund for the purchase or sale of portfolio securities. Allocation of brokerage transactions, including their frequency, is made in the best judgment of the Advisers and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Brokers also are selected based upon their sales of shares of other funds advised by Dreyfus or its affiliates, as well as their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by the Advisers based upon their knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

          For its portfolio securities transactions for the fiscal years ended December 31, 1997, 1998 and 1999, the Fund paid total brokerage commissions of $140,461, $148,159, and $166,910, respectively, none of which was paid to the Distributor. No spreads or concessions were paid by the Fund for such fiscal years.

PERFORMANCE INFORMATION

          The average annual total return for the 1, 5 and 10 year periods ended June 30, 2000 for the Initial shares of the Fund was 6.96%, 23.38% and 17.31%, respectively. Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.

          The total return for the period September 29, 1989 (commencement of operations) through June 30,2 000 for the Initial shares of the Fund was 418.30%. Total return is calculated by subtracting the amount of the Fund's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.

          No performance data has been provided for Service shares of the Fund since they were not offered as of June 30, 2000.

          The Fund's average annual return and total return should not be compared with other funds that offer their shares directly to the public since the figures provided do not reflect charges imposed by Participating Insurance Companies under VA contracts or VLI policies or any charges imposed by Eligible Plans. In addition, the Fund's total return should be distinguished from the rate of return of a separate account or investment division of a separate account of a Participating Insurance Company, which rate will reflect the deduction of additional charges, including mortality and expense risk charges, and therefore will be lower. VA contract holders and VLI policy holders should consult the prospectus for such contract or policy.

           Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from Standard & Poor's 500 Composite Stock Price Index, Standard & Poor's MidCap 400 Index, Lipper Analytical Services, Inc., the Dow Jones Industrial Average, Money Magazine, Morningstar, Inc. and other industry publications. The Fund may cite in its advertisements or in reports or other communications to shareholders, historical performance of unmanaged indices as reported in Ibbotson, Roger G. and Rex A. Sinquefield, Stocks, Bonds, Bills and Inflation (SBBI), updated annually in the SBBI Yearbook, Ibbotson Associates, Chicago. In its advertisements, the Fund also may cite the aggregate amount of assets committed to index investing by pension funds and/or other institutional investors, and may refer to or discuss then current or past economic or financial conditions, developments or events.

INFORMATION ABOUT THE FUND

          The Fund's shares are classified into two classes. Each share has one vote and shareholders will vote in the aggregate and not by class, except as otherwise required by law or with respect to any matter which affects only one class. Each Fund share, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares are of one class and have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

           Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Board member from office. Fund shareholders may remove a Board member by the affirmative vote of a majority of the Fund's outstanding voting shares. In addition, the Fund's Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.

          The Fund sends annual and semi-annual financial statements to all its shareholders.

          The Fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the calculation of the Fund's net asset value, nor is S&P a distributor of the Fund. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

          S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

COUNSEL AND INDEPENDENT ACCOUNTANTS

           Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of being sold pursuant to the Fund's Prospectus.

           PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036-2798, has been selected as independent auditors of the Fund.

APPENDIX

           Description of S&P A-1 Commercial Paper Rating:

          The rating A is the highest rating and is assigned by S&P to issues that are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the number 1, 2 or 3 to indicate the relative degree of safety. Paper rated A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

           Description of Moody's Prime-1 Commercial Paper Rating:

          The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

DREYFUS LIFE AND ANNUITY INDEX FUND, INC.

PART C. OTHER INFORMATION

Item 23. Exhibits

(a)

Registrant's Articles of Incorporation and Articles of Amendment are incorporated by reference to Exhibit (1)(b) of Post-Effective Amendment No. 6 to the Registration
Statement on Form N-1A, filed on April 20, 1999.

(b)	Registrant's By-Laws, as amended, are incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on April 26, 2000.

(d)	Management Agreement is incorporated by reference to Exhibit (5)(a) of Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A, filed on February 29, 1996.

(e)	Distribution Agreement is incorporated by reference to Exhibit (e) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on April 26, 2000.

(g)	Custody Agreement is incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A, filed on February 29, 1996.

(h)	Shareholder Services Plan is incorporated by reference to Exhibit (9) of Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A, filed on March 2, 1995.

(i)	Opinion and consent of Registrant's counsel is incorporated by reference to Exhibit (10) of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on April 20, 1994.

(j)	Consent of Independent Auditors.*

(m)	Distribution (12b-1) Plan.

(o)	Rule 18f-3 Plan.

(p)	Code of Ethics is incorporated by reference to Exhibit (p) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on April 26, 2000.

*   To be filed by Amendment.

Item 23.  Exhibits. - List (continued)

Other Exhibits

(a)

Powers of Attorney of the Board members and officers. are incorporated by reference to Other Exhibit (a) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on April 26, 2000.

(b)	Certificate of Secretary is incorporated by reference to Other Exhibits (b) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed on April 29, 1998.

Item 24.  Persons Controlled by or under Common Control with Registrant.

Not Applicable

Item 25.  Indemnification

The Statement as to the general effect of any contract, arrangements or statute under which a Board member, officer, underwriter or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in such capacity, other than insurance provided by any Board member, officer, affiliated person or underwriter for their own protection, is incorporated by reference to Item 27 of Part C of Pre-Effective Amendment No. 1 to the Registration Statement on From N-1A, filed on September 8, 1989.

Reference is also made to the Distribution Agreement filed as Exhibit (e).

Item 26.  Business and Other Connections of Investment Adviser.

The Dreyfus Corporation (“Dreyfus”) and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser and manager for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer and distributor of other investment companies advised and administered by Dreyfus. Dreyfus Investment Advisors, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.

ITEM 26.  Business and Other Connections of Investment Adviser (continued)

                            Officers and Directors of Investment Adviser

Name and Position
With Dreyfus                 Other Businesses                   Position Held             Dates

CHRISTOPHER M. CONDRON       Franklin Portfolio Associates,     Director                  1/97 - Present
Chairman of the Board and    LLC*
Chief Executive Officer
                             TBCAM Holdings, Inc.*              Director                  10/97 - Present
                                                                President                 10/97 - 6/98
                                                                Chairman                  10/97 - 6/98

                             The Boston Company                 Director                  1/98 - Present
                             Asset Management, LLC*             Chairman                  1/98 - 6/98
                                                                President                 1/98 - 6/98

                             The Boston Company                 President                 9/95 - 1/98
                             Asset Management, Inc.*            Chairman                  4/95 - 1/98
                                                                Director                  4/95 - 1/98

                             Franklin Portfolio Holdings,
                             Inc.*                              Director                  1/97 - Present

                             Certus Asset Advisors Corp.**      Director                  6/95 - Present

                             Mellon Capital Management          Director                  5/95 - Present
                             Corporation***

                             Mellon Bond Associates, LLP+       Executive Committee       1/98 - Present
                                                                Member

                             Mellon Bond Associates+            Trustee                   5/95 - 1/98

                             Mellon Equity Associates, LLP+     Executive Committee       1/98 - Present
                                                                Member

                             Mellon Equity Associates+          Trustee                   5/95 - 1/98

                             Boston Safe Advisors, Inc.*        Director                  5/95 - Present
                                                                President                 5/95 - Present

                             Mellon Bank, N.A. +                Director                  1/99 - Present
                                                                Chief Operating Officer   3/98 - Present
                                                                President                 3/98 - Present
                                                                Vice Chairman             11/94 - 3/98

                             Mellon Financial Corporation+      Chief Operating Officer   1/99 - Present
                                                                President                 1/99 - Present
                                                                Director                  1/98 - Present
                                                                Vice Chairman             11/94 - 1/99

                             Founders Asset Management,         Chairman                  12/97 - Present
                             LLC****                            Director                  12/97 - Present

                             The Boston Company, Inc.*          Vice Chairman             1/94 - Present
                                                                Director                  5/93 - Present

                             Laurel Capital Advisors, LLP+      Executive Committee       1/98 - 8/98
                                                                Member

                             Laurel Capital Advisors+           Trustee                   10/93 - 1/98

                             Boston Safe Deposit and Trust      Director                  5/93 - Present
                             Company*

                             The Boston Company Financial       President                 6/89 - 1/97
                             Strategies, Inc. *                 Director                  6/89 - 1/97

MANDELL L. BERMAN            Self-Employed                      Real Estate Consultant,   11/74 - Present
Director                     29100 Northwestern Highway         Residential Builder and
                             Suite 370                          Private Investor
                             Southfield, MI 48034

BURTON C. BORGELT            DeVlieg Bullard, Inc.              Director                  1/93 - Present
Director                     1 Gorham Island
                             Westport, CT 06880

                             Mellon Financial Corporation+      Director                  6/91 - Present

                             Mellon Bank, N.A. +                Director                  6/91 - Present

                             Dentsply International, Inc.       Director                  2/81 - Present
                             570 West College Avenue
                             York, PA

                             Quill Corporation                  Director                  3/93 - Present
                             Lincolnshire, IL

STEPHEN R. BYERS             Dreyfus Service Corporation++      Senior Vice President     3/00 - Present
Director of Investments

                             Gruntal & Co., LLC                 Executive Vice President  5/97 - 11/99
                             New York, NY                       Partner                   5/97 - 11/99
                                                                Executive Committee       5/97 - 11/99
                                                                Member
                                                                Board of Directors        5/97 - 11/99
                                                                Member
                                                                Treasurer                 5/97 - 11/99
                                                                Chief Financial Officer   5/97 - 6/99

STEPHEN E. CANTER            Dreyfus Investment                 Chairman of the Board     1/97 - Present
President, Chief Operating   Advisors, Inc.++                   Director                  5/95 - Present
Officer, Chief Investment                                       President                 5/95 - Present
Officer, and Director

                             Newton Management Limited          Director                  2/99 - Present
                             London, England

                             Mellon Bond Associates, LLP+       Executive Committee       1/99 - Present
                                                                Member

                             Mellon Equity Associates, LLP+     Executive Committee       1/99 - Present
                                                                Member

                             Franklin Portfolio Associates,     Director                  2/99 - Present
                             LLC*

                             Franklin Portfolio Holdings, Inc.* Director                  2/99 - Present

                             The Boston Company Asset           Director                  2/99 - Present
                             Management, LLC*

                             TBCAM Holdings, Inc.*              Director                  2/99 - Present

                             Mellon Capital Management          Director                  1/99 - Present
                             Corporation***

                             Founders Asset Management,         Member, Board of          12/97 - Present
                             LLC****                            Managers
                                                                Acting Chief Executive    7/98 - 12/98
                                                                Officer

                             The Dreyfus Trust Company+++       Director                  6/95 - Present
                                                                Chairman                  1/99 - Present
                                                                President                 1/99 - Present
                                                                Chief Executive Officer   1/99 - Present

THOMAS F. EGGERS             Dreyfus Service Corporation++      Chief Executive Officer   3/00 - Present
Vice Chairman - Institutional                                   and Chairman of the
And Director                                                    Board
                                                                Executive Vice President  4/96 - 3/00
                                                                Director                  9/96 - Present

                             Founders Asset Management,         Member, Board of          2/99 - Present
                             LLC****                            Managers

                             Dreyfus Investment Advisors, Inc.  Director                  1/00 - Present

                             Dreyfus Service Organization,      Director                  3/99 - Present
                             Inc.++

                             Dreyfus Insurance Agency of        Director                  3/99 - Present
                             Massachusetts, Inc. +++

                             Dreyfus Brokerage Services, Inc.   Director                  11/97 - 6/98
                             401 North Maple Avenue
                             Beverly Hills, CA.

STEVEN G. ELLIOTT            Mellon Financial Corporation+      Senior Vice Chairman      1/99 - Present
Director                                                        Chief Financial Officer   1/90 - Present
                                                                Vice Chairman             6/92 - 1/99
                                                                Treasurer                 1/90 - 5/98

                             Mellon Bank, N.A.+                 Senior Vice Chairman      3/98 - Present
                                                                Vice Chairman             6/92 - 3/98
                                                                Chief Financial Officer   1/90 - Present

                             Mellon EFT Services Corporation    Director                  10/98 - Present
                             Mellon Bank Center, 8th Floor
                             1735 Market Street
                             Philadelphia, PA 19103

                             Mellon Financial Services          Director                  1/96 - Present
                             Corporation #1                     Vice President            1/96 - Present
                             Mellon Bank Center, 8th Floor
                             1735 Market Street
                             Philadelphia, PA 19103

                             Boston Group Holdings, Inc.*       Vice President            5/93 - Present

                             APT Holdings Corporation           Treasurer                 12/87 - Present
                             Pike Creek Operations Center
                             4500 New Linden Hill Road
                             Wilmington, DE 19808

                             Allomon Corporation                Director                  12/87 - Present
                             Two Mellon Bank Center
                             Pittsburgh, PA 15259

                             Collection Services Corporation    Controller                10/90 - 2/99
                             500 Grant Street                   Director                  9/88 - 2/99
                             Pittsburgh, PA 15258               Vice President            9/88 - 2/99
                                                                Treasurer                 9/88 - 2/99

                             Mellon Financial Company+          Principal Exec. Officer   1/88 - Present
                                                                Chief Executive Officer   8/87 - Present
                                                                Director                  8/87 - Present
                                                                President                 8/87 - Present

                             Mellon Overseas Investments        Director                  4/88 - Present
                             Corporation+

                             Mellon Financial Services          Treasurer                 12/87 - Present
                             Corporation # 5+

                             Mellon Financial Markets, Inc.+    Director                  1/99 - Present

                             Mellon Financial Services          Director                  1/99 - Present
                             Corporation #17
                             Fort Lee, NJ

                             Mellon Mortgage Company            Director                  1/99 - Present
                             Houston, TX

                             Mellon Ventures, Inc. +            Director                  1/99 - Present

LAWRENCE S. KASH             Dreyfus Investment                 Director                  4/97 - 12/99
Vice Chairman                Advisors, Inc.++

                             Dreyfus Brokerage Services, Inc.   Chairman                  11/97 - 2/99
                             401 North Maple Ave.               Chief Executive Officer   11/97 - 2/98
                             Beverly Hills, CA

                             Dreyfus Service Corporation++      Director                  1/95 - 2/99
                                                                President                 9/96 - 3/99

                             Dreyfus Precious Metals, Inc.+++   Director                  3/96 - 12/98
                                                                President                 10/96 - 12/98

                             Dreyfus Service                    Director                  12/94 - 3/99
                             Organization, Inc.++               President                 1/97 -  3/99

                             Seven Six Seven Agency, Inc. ++    Director                  1/97 - 4/99

                             Dreyfus Insurance Agency of        Chairman                  5/97 - 3/99
                             Massachusetts, Inc.++++            President                 5/97 - 3/99
                                                                Director                  5/97 - 3/99

                             The Dreyfus Trust Company+++       Chairman                  1/97 - 1/99
                                                                President                 2/97 - 1/99
                                                                Chief Executive Officer   2/97 - 1/99
                                                                Director                  12/94 - Present

                             The Dreyfus Consumer Credit        Chairman                  5/97 - 6/99
                             Corporation++                      President                 5/97 - 6/99
                                                                Director                  12/94 - 6/99

                             Founders Asset Management,         Member, Board of          12/97 - 12/99
                             LLC****                            Managers

                             The Boston Company Advisors,       Chairman                  12/95 - 1/99
                             Inc.                               Chief Executive Officer   12/95 - 1/99
                             Wilmington, DE                     President                 12/95 - 1/99

                             The Boston Company, Inc.*          Director                  5/93 - 1/99
                                                                President                 5/93 - 1/99

                             Mellon Bank, N.A.+                 Executive Vice President  6/92 - Present

                             Laurel Capital Advisors, LLP+      Chairman                  1/98 - 8/98
                                                                Executive Committee       1/98 - 8/98
                                                                Member
                                                                Chief Executive Officer   1/98 - 8/98
                                                                President                 1/98 - 8/98

                             Laurel Capital Advisors, Inc. +    Trustee                   12/91 - 1/98
                                                                Chairman                  9/93 - 1/98
                                                                President and CEO         12/91 - 1/98

                             Boston Group Holdings, Inc.*       Director                  5/93 - Present
                                                                President                 5/93 - Present

                             Boston Safe Deposit & Trust Co.+   Director                  6/93 - 1/99
                                                                Executive Vice President  6/93 - 4/98

MARTIN G. MCGUINN            Mellon Financial Corporation+      Chairman                  1/99 - Present
Director                                                        Chief Executive Officer   1/99 - Present
                                                                Director                  1/98 - Present
                                                                Vice Chairman             1/90 - 1/99

                             Mellon Bank, N. A. +               Chairman                  3/98 - Present
                                                                Chief Executive Officer   3/98 - Present
                                                                Director                  1/98 - Present
                                                                Vice Chairman             1/90 - 3/98

                             Mellon Leasing Corporation+        Vice Chairman             12/96 - Present

                             Mellon Bank (DE) National          Director                  4/89 - 12/98
                             Association
                             Wilmington, DE

                             Mellon Bank (MD) National          Director                  1/96 - 4/98
                             Association
                             Rockville, Maryland

J. DAVID OFFICER             Dreyfus Service Corporation++      President                 3/00 - Present
Vice Chairman                                                   Executive Vice President  5/98 - 3/00
And Director                                                    Director                  3/99 - Present

                             Dreyfus Service Organization,      Director                  3/99 - Present
                             Inc.++

                             Dreyfus Insurance Agency of        Director                  5/98 - Present
                             Massachusetts, Inc.++++

                             Dreyfus Brokerage Services, Inc.   Chairman                  3/99 - Present
                             401 North Maple Avenue
                             Beverly Hills, CA

                             Seven Six Seven Agency, Inc.++     Director                  10/98 - Present

                             Mellon Residential Funding Corp. + Director                  4/97 - Present

                             Mellon Trust of Florida, N.A.      Director                  8/97 - Present
                             2875 Northeast 191st Street
                             North Miami Beach, FL 33180

                             Mellon Bank, NA+                   Executive Vice President  7/96 - Present

                             The Boston Company, Inc.*          Vice Chairman             1/97 - Present
                                                                Director                  7/96 - Present

                             Mellon Preferred Capital           Director                  11/96 - 1/99
                             Corporation*

                             RECO, Inc.*                        President                 11/96 - Present
                                                                Director                  11/96 - Present

                             The Boston Company Financial       President                 8/96 - 6/99
                             Services, Inc.*                    Director                  8/96 - 6/99

                             Boston Safe Deposit and Trust      Director                  7/96 - Present
                             Company*                           President                 7/96 - 1/99

                             Mellon Trust of New York           Director                  6/96 - Present
                             1301 Avenue of the Americas
                             New York, NY 10019

                             Mellon Trust of California         Director                  6/96 - Present
                             400 South Hope Street
                             Suite 400
                             Los Angeles, CA 90071

                             Mellon United National Bank        Director                  3/98 - Present
                             1399 SW 1st Ave., Suite 400
                             Miami, Florida

                             Boston Group Holdings, Inc.*       Director                  12/97 - Present

                             Dreyfus Financial Services Corp. + Director                  9/96 - Present

                             Dreyfus Investment Services        Director                  4/96 - Present
                             Corporation+

RICHARD W. SABO              Founders Asset Management          President                 12/98 - Present
Director                     LLC****                            Chief Executive Officer   12/98 - Present

                             Prudential Securities              Senior Vice President     07/91 - 11/98
                             New York, NY                       Regional Director         07/91 - 11/98

RICHARD F. SYRON             Thermo Electron                    President                 6/99 - Present
Director                     81 Wyman Street                    Chief Executive Officer   6/99 - Present
                             Waltham, MA 02454-9046

                             American Stock Exchange            Chairman                  4/94 - 6/99
                             86 Trinity Place                   Chief Executive Officer   4/94 - 6/99
                             New York, NY 10006

RONALD P. O'HANLEY           Franklin Portfolio Holdings, Inc.* Director                  3/97 - Present
Vice Chairman

                             Franklin Portfolio Associates,     Director                  3/97 - Present
                             LLC*

                             Boston Safe Deposit and Trust      Executive Committee       1/99 - Present
                             Company*                           Member
                                                                Director                  1/99 - Present

                             The Boston Company, Inc.*          Executive Committee       1/99 - Present
                                                                Member                    1/99 - Present
                                                                Director

                             Buck Consultants, Inc.++           Director                  7/97 - Present

                             Newton Asset Management LTD        Executive Committee       10/98 - Present
                             (UK)                               Member
                             London, England                    Director                  10/98 - Present

                             Mellon Asset Management            Non-Resident Director     11/98 - Present
                             (Japan) Co., LTD
                             Tokyo, Japan

                             TBCAM Holdings, Inc.*              Director                  10/97 - Present

                             The Boston Company Asset           Director                  1/98 - Present
                             Management, LLC*

                             Boston Safe Advisors, Inc.*        Chairman                  6/97 - Present
                                                                Director                  2/97 - Present

                             Pareto Partners                    Partner Representative    5/97 - Present
                             271 Regent Street
                             London, England W1R 8PP

                             Mellon Capital Management          Director                  2/97 -Present
                             Corporation***

                             Certus Asset Advisors Corp.**      Director                  2/97 - Present

                             Mellon Bond Associates; LLP+       Trustee                   1/98 - Present
                                                                Chairman                  1/98 - Present

                             Mellon Equity Associates; LLP+     Trustee                   1/98 - Present
                                                                Chairman                  1/98 - Present

                             Mellon-France Corporation+         Director                  3/97 - Present

                             Laurel Capital Advisors+           Trustee                   3/97 - Present

MARK N. JACOBS               Dreyfus Investment                 Director                  4/97 - Present
General Counsel,             Advisors, Inc.++                   Secretary                 10/77 - 7/98
Vice President, and
Secretary                    The Dreyfus Trust Company+++       Director                  3/96 - Present

                             The TruePenny Corporation++        President                 10/98 - Present
                                                                Director                  3/96 - Present

                             Dreyfus Service                    Director                  3/97 - 3/99
                             Organization, Inc.++

WILLIAM H. MARESCA           The Dreyfus Trust Company+++       Chief Financial Officer   3/99 - Present
Controller                                                      Treasurer                 9/98 - Present
                                                                Director                  3/97 - Present

                             Dreyfus Service Corporation++      Chief Financial Officer   12/98 - Present

                             Dreyfus Consumer Credit Corp. ++   Treasurer                 10/98 - Present

                             Dreyfus Investment                 Treasurer                 10/98 - Present
                             Advisors, Inc. ++

                             Dreyfus-Lincoln, Inc.              Vice President            10/98 - Present
                             4500 New Linden Hill Road
                             Wilmington, DE 19808

                             The TruePenny Corporation++        Vice President            10/98 - Present

                             Dreyfus Precious Metals, Inc. +++  Treasurer                 10/98 - 12/98

                             The Trotwood Corporation++         Vice President            10/98 - Present

                             Trotwood Hunters Corporation++     Vice President            10/98 - Present

                             Trotwood Hunters Site A Corp. ++   Vice President            10/98 - Present

                             Dreyfus Transfer, Inc.             Chief Financial Officer   5/98 - Present
                             One American Express Plaza,
                             Providence, RI 02903

                             Dreyfus Service                    Treasurer                 3/99 - Present
                             Organization, Inc.++               Assistant  Treasurer      3/93 - 3/99

                             Dreyfus Insurance Agency of        Assistant Treasurer       5/98 - Present
                             Massachusetts, Inc.++++

WILLIAM T. SANDALLS, JR.     Dreyfus Transfer, Inc.             Chairman                  2/97 - Present
Executive Vice President     One American Express Plaza,
                             Providence, RI 02903

                             Dreyfus Service Corporation++      Director                  1/96 - Present
                                                                Executive Vice President  2/97 - Present
                                                                Chief Financial Officer   2/97 - 12/98

                             Dreyfus Investment                 Director                  1/96 - Present
                             Advisors, Inc.++                   Treasurer                 1/96 - 10/98

                             Dreyfus-Lincoln, Inc.              Director                  12/96 - Present
                             4500 New Linden Hill Road          President                 1/97 - Present
                             Wilmington, DE 19808

                             Seven Six Seven Agency, Inc.++     Director                  1/96 - 10/98
                                                                Treasurer                 10/96 - 10/98

                             The Dreyfus Consumer               Director                  1/96 - Present
                             Credit Corp.++                     Vice President            1/96 - Present
                                                                Treasurer                 1/97 - 10/98

                             The Dreyfus Trust Company +++      Director                  1/96 - Present

                             Dreyfus Service Organization,      Treasurer                 10/96 - 3/99
                             Inc.++

                             Dreyfus Insurance Agency of        Director                  5/97 - 3/99
                             Massachusetts, Inc.++++            Treasurer                 5/97 - 3/99
                                                                Executive Vice President  5/97 - 3/99

DIANE P. DURNIN              Dreyfus Service Corporation++      Senior Vice President -   5/95 - 3/99
Vice President - Product                                        Marketing and Advertising
Development                                                     Division

PATRICE M. KOZLOWSKI         NONE
Vice President - Corporate
Communications

MARY BETH LEIBIG             NONE
Vice President -
Human Resources

THEODORE A. SCHACHAR         Dreyfus Service Corporation++      Vice President -Tax       10/96 - Present
Vice President - Tax
                             The Dreyfus Consumer Credit        Chairman                  6/99 - Present
                             Corporation ++                     President                 6/99 - Present

                             Dreyfus Investment Advisors,       Vice President - Tax      10/96 - Present
                             Inc.++

                             Dreyfus Precious Metals, Inc. +++  Vice President - Tax      10/96 - 12/98

                             Dreyfus Service Organization,      Vice President - Tax      10/96 - Present
                             Inc.++

WENDY STRUTT                 None
Vice President

RICHARD TERRES               None
Vice President

RAYMOND J. VAN COTT          Mellon Financial Corporation+      Vice President            7/98 - Present
Vice-President -
Information Systems
                             Computer Sciences Corporation      Vice President            1/96 - 7/98
                             El Segundo, CA

JAMES BITETTO                The TruePenny Corporation++        Secretary                 9/98 - Present
ASSISTANT SECRETARY
                             Dreyfus Service Corporation++      Assistant Secretary       8/98 - Present

                             Dreyfus Investment                 Assistant Secretary       7/98 - Present
                             Advisors, Inc.++

                             Dreyfus Service                    Assistant Secretary       7/98 - Present
                             Organization, Inc.++

STEVEN F. NEWMAN             Dreyfus Transfer, Inc.             Vice President            2/97 - Present
Assistant Secretary          One American Express Plaza         Director                  2/97 - Present
                             Providence, RI 02903               Secretary                 2/97 - Present

                             Dreyfus Service                    Secretary                 7/98 - Present
                             Organization, Inc.++               Assistant Secretary       5/98 - 7/98

*      The address of the business so indicated is One Boston Place, Boston,
       Massachusetts, 02108.
**     The address of the business so indicated is One Bush Street, Suite 450,
       San Francisco, California 94104.
***    The address of the business so indicated is 595 Market Street, Suite
       3000, San Francisco, California 94105.
****   The address of the business so indicated is 2930 East Third Avenue,
       Denver, Colorado 80206.
+      The address of the business so indicated is One Mellon Bank Center,
       Pittsburgh, Pennsylvania 15258.
++     The address of the business so indicated is 200 Park Avenue, New York,
       New York 10166.
+++    The address of the business so indicated is 144 Glenn Curtiss Boulevard,
       Uniondale, New York 11556-0144.
++++   The address of the business so indicated is 53 State Street, Boston,
       Massachusetts 02109.

(b)

                                                                                 Positions and
Name and principal                                                               offices with
business address               Positions and offices with the Distributor        Registrant
----------------               ------------------------------------------        ------------

Thomas F. Eggers *             Chief Executive Officer and Chairman of the       None
                               Board
J. David Officer *             President and Director                            None
Stephen Burke *                Executive Vice President                          None
Charles Cardona *              Executive Vice President                          None
Anthony DeVivio **             Executive Vice President                          None
David K. Mossman **            Executive Vice President                          None
Jeffrey N. Nachman ***         Executive Vice President and Chief Operations     None
                               Officer
William T. Sandalls, Jr. *     Executive Vice President and Director             None
Wilson Santos **               Executive Vice President and Director of          None
                               Client Services
William H. Maresca *           Chief Financial Officer                           None
Ken Bradle **                  Senior Vice President                             None
Stephen R. Byers *             Senior Vice President                             None
Frank J. Coates *              Senior Vice President                             None
Joseph Connolly *              Senior Vice President                             Vice President
                                                                                 and Treasurer
William Glenn *                Senior Vice President                             None
Michael Millard **             Senior Vice President                             None
Mary Jean Mulligan **          Senior Vice President                             None
Bradley Skapyak *              Senior Vice President                             None
Jane Knight *                  Chief Legal Officer and Secretary                 None
Stephen Storen *               Chief Compliance Officer                          None
Jeffrey Cannizzaro *           Vice President - Compliance                       None
Maria Georgopoulos *           Vice President - Facilities Management            None
William Germenis               Vice President - Compliance                       None
Walter T. Harris *             Vice President                                    None
Janice Hayles *                Vice President                                    None
Hal Marshall *                 Vice President - Compliance                       None
Paul Molloy *                  Vice President                                    None
Theodore A. Schachar *         Vice President - Tax                              None
James Windels *                Vice President                                    Assistant
                                                                                 Treasurer
James Bitetto *                Assistant Secretary                               None

*      Principal business address is 200 Park Avenue, New York, NY 10166.
**     Principal business address is 144 Glenn Curtiss Blvd., Uniondale, NY
       11556-0144.
***    Principal business address is 401 North Maple Avenue, Beverly Hills, CA
       90210.

Item 28.  Location of Accounts and Records

1.	Mellon Bank, N.A. One Mellon Bank Center Pittsburgh, Pennsylvania 15258

2.	Dreyfus Transfer, Inc. P.O. Box 9671 Providence, Rhode Island 02940-9671

3.	The Dreyfus Corporation 200 Park Avenue New York, New York 10166

Item 29.  Management Services

Not Applicable

Item 30.  Undertakings

None
SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 27th day of October, 2000.

DREYFUS LIFE AND ANNUITY INDEX FUND, INC. BY: /s/ Stephen E. Canter* Stephen E. Canter, PRESIDENT

           Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

            Signatures                       Title                   Date
            ----------                       -----                   ----

/s/ Stephen E. Canter*            President (Principal Executive     10/27/00
-----------------------------     Officer) and Director
Stephen E. Canter

/s/Joseph Connolly*               Treasurer (Principal Financial     10/27/00
------------------------------    Officer)
Joseph Connolly

/s/James Windels*                 Controller (Principal Accounting   10/27/00
------------------------------    Officer)
James Windels

/s/ Joseph S. DiMartino*           Chairman of the Board             10/27/00
------------------------------
Joseph S. DiMartino

/s/ David P. Feldman*              Board Member                      10/27/00
------------------------------
David P. Feldman

/s/ John M. Fraser, Jr.*           Board Member                      10/27/00
------------------------------
John M. Fraser, Jr.

/s/ Ehud Houminer*                 Board Member                      10/27/00
------------------------------
Ehud Houminer

/s/ Gloria Messinger*              Board Member                      10/27/00
------------------------------
Gloria Messinger

/s/ John Szarkowski*               Board Member                      10/27/00
------------------------------
John Szarkowski

/s/ Anne Wexler*                   Board Member                      10/27/00
------------------------------
Anne Wexler

*BY:  /s/  Michael A. Rosenberg
          Michael A. Rosenberg
          Attorney-in-Fact

EXHIBIT INDEX

(m)	Distribution Plan.

(o)	Rule 18f-3 Plan.